                                                                 Exhibit (z)(1)

                           AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 3 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d- 1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated:   August 27, 1998

                                              COOPER RIVER PROPERTIES, L.L.C.


                                              By:  /s/ JEFFREY P. COHEN
                                                  -----------------------------
                                                  Jeffrey P. Cohen
                                                  Manager


                                              INSIGNIA PROPERTIES, L.P.

                                              By: Insignia Properties Trust,
                                                  its General Partner


                                              By:  /s/ JEFFREY P. COHEN
                                                  -----------------------------
                                                  Jeffrey P. Cohen
                                                  Senior Vice President


                                              INSIGNIA PROPERTIES TRUST


                                              By:  /s/ JEFFREY P. COHEN
                                                  -----------------------------
                                                  Jeffrey P. Cohen
                                                  Senior Vice President


                                              INSIGNIA FINANCIAL GROUP, INC.


                                              By:  /s/ FRANK M. GARRISON
                                                  -----------------------------
                                                  Frank M. Garrison
                                                  Executive Managing Director


                                               /s/ ANDREW L. FARKAS
                                              ---------------------------------
                                              ANDREW L. FARKAS